EXHIBIT 1.1

HEWLETT-PACKARD COMPANY

Debt Securities

UNDERWRITING AGREEMENT

February 23, 2009

To the Representatives named in Schedule I hereto
of the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

Hewlett-Packard Company, a Delaware corporation (the “Company”), proposes to sell to the underwriters named in Schedule II hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), the principal amount of each of its securities identified in Schedule I hereto (collectively, the “Securities”), each to be issued under an Indenture dated as of June 1, 2000 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association, which was successor in interest to Chase Manhattan Bank and Trust Company, National Association), as trustee (the “Trustee”).  If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms “Underwriters” and “Representatives,” as used herein shall each be deemed to refer to such firm or firms.

1.                                       Representations and Warranties.  The Company represents and warrants to, and agrees with each Underwriter that:

(a)                                  The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Act”), and has filed with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration” statement as defined under Rule 405 of the rules and regulations of the Act (the “Act Regulations”) (the file number of which is set forth in Schedule I hereto), including a related base prospectus, on such Form for the registration under the Act of the offering and sale of the Securities.  Such registration statement, including any amendments thereto filed prior to the Execution Time, became effective upon filing.  The Company may have filed one or more preliminary prospectuses, including a Preliminary Prospectus, in accordance with Rules 415 and 424(b), each of which has previously been furnished to you.  The Company will file with the Commission a Final Prospectus relating to the Securities in accordance with Rules 430B and 424(b) of the Act Regulations.  As filed such Final Prospectus shall include all Rule 430B Information and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.  The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

The terms that follow, when used in this Agreement, shall have the meanings indicated.  The term “Effective Date” shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective.  The term “Applicable Time” shall mean 8:15p.m. (Eastern time) on February 23, 2009 or such other time as agreed to by the Company and the Representatives.  “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.  “Base Prospectus” shall mean the prospectus referred to in the preceding paragraph included in the Registration Statement at their most recent Effective Date.  “Final Prospectus” shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time that includes the 430B Information, together with the Base Prospectus.  “Registration Statement” shall mean the registration statement referred to in the preceding paragraph, including such portions of incorporated documents as are specifically incorporated by reference since the end of the fiscal year covered by the Company’s most recent Annual Report on Form 10-K, including exhibits and financial statements, and including any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of the registration statement pursuant to Rule 430B, in the form in which it or they has or have or shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement or statements as so amended.  “Rule 415,” “Rule 424,” “Rule 430B,” “Rule 433” and “Regulation S-K” refer to such rules under the Act.  “Rule 430B Information” means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430B.  “Disclosure Package” shall mean (i) the Base Prospectus, as amended and supplemented to the Applicable Time, (ii) any Preliminary Prospectus, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto (including the final term sheet, substantially in the form set forth in Schedule IV hereto) and (iv) any other Free Writing Prospectuses that the parties hereto shall hereafter expressly agree in writing to be treated as part of the Disclosure Package.  “Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405, used in connection with the offering of the Securities.  “Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433, used in connection with the offering of the Securities.  “Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus which describes the Securities and the related offering and is used prior to filing of the Final Prospectus, together with the Base Prospectus.  “Well-Known Seasoned Issuer” shall mean a well-known seasoned issuer, as defined in Rule 405.  Any reference herein to the Registration Statement, a Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include such portions of documents as are specifically incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or

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before the Effective Date of the Registration Statement or the date of such Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the date of any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

(b)                                 On the Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules thereunder; on the applicable Effective Date and at the Execution Time, the Registration Statement did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of its date and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in connection with the preparation of the Registration Statement or the Final Prospectus (or any supplement thereto).

(c)                                  This Agreement has been duly authorized, executed and delivered by the Company.  The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding obligation enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, arrangement, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally from time to time in effect, and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, arrangement, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally from time to time in effect, and subject to

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general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)                                 None of the issue and sale of the Securities, the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under, (i) the charter or by-laws of the Company, or (ii) the terms of any material indenture or other material agreement or instrument to which the Company or its subsidiaries is a party or bound, or (iii) any decree or regulation or order applicable to the Company of any U.S. federal or California or Delaware court, governmental authority or agency having jurisdiction over the Company, except where the conflict or breach of which in clause (ii) or clause (iii) above would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

(e)                                  At the Applicable Time the Disclosure Package, when taken together as a whole, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 6 hereof.

(f)                                    The Company is a Well-Known Seasoned Issuer and the Registration Statement is an “automatic shelf registration statement” as defined in Rule 405 of the Act Regulations.  The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Act Regulations objecting to the use of the automatic shelf registration form.  The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) of the Act Regulations or will pay such fees within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(g)                                 Each Issuer Free Writing Prospectus, including any final term sheet listed on Schedule III hereof prepared and filed pursuant to this Agreement, does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.  The foregoing sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 6 hereof.

(h)                                 At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Act Regulations) of the Securities, the Company was not and is not

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an Ineligible Issuer (as defined in Rule 405), without taking into account of any determination by the Commission pursuant to the Rule 405 that it is not necessary that the Company by considered an Ineligible Issuer.

2.                                       Purchase and Sale.  Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the respective principal amounts of each of the Securities set forth opposite each respective Underwriter’s name in Schedule II hereto.

3.                                       Delivery and Payment.

(a)                                  Delivery of and payment for the Securities shall be made at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 7 hereof (such date and time of delivery and payment for the Securities being called the “Closing Date”).  Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer or transfers in immediately available funds to an account designated by the Company.  The Securities shall be delivered in definitive global form through the facilities of The Depository Trust Company.

(b)                                 It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

4.                                       Agreements.

(A)                              The Company agrees with the several Underwriters that:

(a)                                  The Company will file the Final Prospectus, properly completed, pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing.  The Company will promptly advise the Representatives (i) of any receipt by the Company from the Commission of any notice pursuant to Rule 401(g)(2) of the Act Regulations objecting to use of the automatic shelf registration statement form with respect to the Registration Statement, (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement relating to the Securities shall have become effective (if not already effective),  (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vi)

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when the Preliminary Prospectus, and any supplement thereto, and any Issuer Free Writing Prospectus, shall have been filed (if required) by the Company.  The Company will use its commercially reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.  The Company will not file any amendment to the Registration Statement or supplement to the Final Prospectus relating to the Securities or file any Issuer Free Writing Prospectus or Free Writing Prospectus unless the Company has afforded you the opportunity to review it prior to filing and will not file any such proposed amendment or supplement to which you reasonably and timely object.

(b)                                 If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the rules thereunder in any material respect, the Company will give the Representatives prompt notice of the occurrence of such event and promptly will prepare and file with the Commission, subject to the last sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

(c)                                  The Company will make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules thereunder (including, at the option of the Company, Rule 158).

(d)                                 The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall have become effective on or prior to the Closing Date (and the Company will furnish to counsel for the Underwriters a photocopy of one signed copy of the Registration Statement (including exhibits and amendments)) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of any Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

(e)                                  The Company will take such action as the Representatives may reasonably request to qualify the Securities for sale under the laws of such jurisdictions as the Representatives may reasonably request, and to maintain such qualifications in effect so long as required for the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify to do business in any jurisdiction or

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to file a consent or otherwise subject itself to service of process or taxation in any jurisdiction where it is not already so subject.

(f)                                    Until the earlier of the day on which the distribution of the Securities is completed or the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer or sell, or announce the offering of, any debt securities covered by the Registration Statement or any other registration statement filed under the Act which mature more than one year after the date hereof and which are substantially similar to such debt securities, except any proposed issuances of debt securities with respect to which the Company has advised the Representatives in writing prior to the execution hereof.

(g)                                 The Company will not take, directly or indirectly, any action intended to result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(h)                                 The Company will prepare a final term sheet, if required, containing a description of the Securities, in a form approved by the Representatives and to file such term sheet pursuant to Rule 433(d) within the time required by such Rule.

(i)                                     If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented and the Company will promptly file with the Commission, subject to paragraph (a) of this Section 4, any amendments or supplements to the Disclosure Package so that such statement or omission is corrected.

(j)                                     If there occurs an event or development as a result of which an Issuer Free Writing Prospectus would conflict with the Registration Statement, the Prospectus Supplement or the Final Prospectus, the Company will notify promptly the Representatives.

(k)                                  Unless it obtains the prior written consent of the Representatives, the Company will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than the final term sheet prepared and filed pursuant to Section 4(h) hereto; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus included in Schedule III hereto.  Any such Free Writing Prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing

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Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(l)                                     The Company has given the Representatives notice of any filings made pursuant to the Exchange Act within 48 hours prior to the Execution Time; the Company will give the Representatives notice of its intention to make any such filing from the Execution Time to the Closing Date and will furnish the Representative(s) with copies of any such documents a reasonable amount of time prior to such proposed filing.

(B)                                The several Underwriters agree with the Company that:

(a)                                  The Company will pay the expenses of printing and producing all documents relating to the offering.

(b)                                 The Company will pay the reasonable fees, expenses and disbursements of outside counsel for the Company and the Trustee relating to the offering.

(c)                                  The Company will pay any fees of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, a division of the McGraw-Hill Companies, Inc. and Fitch Ratings relating to the rating of the Securities.

(d)                                 The Company will pay the fees and disbursements of Ernst & Young LLP relating to the preparation of the letters required by Section 5(e) of this Agreement.

(e)                                  The several Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes or resale of any of the Securities by them and any advertising expenses in connection with any offers they make.

(f)                                    Unless they obtain the prior written consent of the Company, the Representatives will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than the final term sheet prepared and filed pursuant to Section 4(h) hereto; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus included in Schedule III hereto.

(C)           Each of the Underwriters severally represents and warrants and agrees as set forth on Schedule V hereto.

5.                                       Conditions to the Obligations of the Underwriters.  The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained herein as of the Execution Time, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy in

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all material respects of the statements of the Company made in any certificates delivered by the Company pursuant to the provisions hereof, to the performance in all material respects by the Company of its obligations hereunder and to the following additional conditions:

(a)                                  The Final Prospectus, or any supplement thereto, shall have been filed in the manner and within the time period required under Rule 424(b), and any Issuer Free Writing Prospectus shall have been filed in the manner and within the time period required by Rule 433; and no stop order suspending the effectiveness of the Registration Statement, or any notice that would prevent its use, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b)                                 The Company shall have furnished to the Representatives:

(i)             the opinion of the General Counsel, an Associate General Counsel or a Deputy General Counsel of the Company, or an outside counsel for the Company, dated the Closing Date, substantially to the effect that:

(A)                              the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Disclosure Package and Final Prospectus as amended or supplemented, except where such failure would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(B)                                the Indenture and the Securities conform in all material respects to the description thereof contained in the Disclosure Package and the Final Prospectus;

(C)                                the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding obligation enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, arrangement, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally from time to time in effect, and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, arrangement, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally from time to time in effect, and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law);

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(D)                               the Registration Statement and any amendments thereto have become effective under the Act; any required filing of the Base Prospectus, any Issuer Free Writing Prospectus, any Preliminary Prospectus or the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) or Rule 433 has been made in the manner and within the time period required by Rule 424(b) or Rule 433, as the case may be; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, or any notice that would prevent its use has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

(E)                                 this Agreement has been duly authorized, executed and delivered by the Company;

(F)                                 no authorization, approval or other action by, and no notice to, consent of, order of, or filing with, any U.S. federal or California or Delaware governmental authority or agency is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act, the Exchange Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities and such other approvals (specified in such opinion) as have been obtained; and

(G)                                none of the issue and sale of the Securities, the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of the Company or, to such counsel’s knowledge, the terms of any Material Agreements, or any material decree or regulation known to such counsel to be applicable to the Company of any U.S. federal or California or Delaware court, governmental authority or agency having jurisdiction over the Company.  “Material Agreements” means all agreements filed as exhibits to the Company’s most recent Annual Report on Form 10-K pursuant to clause (10) of paragraph (b) of Item 601 of Regulation S-K (but only such agreements that continue to be in effect).

Such opinion shall also include a statement that such counsel has participated in conferences with officers and other representatives of the Company, counsel for the Company, the independent accountants of the Company and the Underwriters at which the Registration Statement, the Disclosure Package and the Final Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the Registration Statement, the Disclosure Package or the Final Prospectus or the statements contained therein and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel’s attention that has caused such counsel to believe that (i) the Registration Statement and the Final Prospectus (except the financial statements and the notes thereto and financial statement schedules and other information of an accounting, statistical or financial nature included therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which such counsel need express no view) were not appropriately responsive in all material

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respects with requirements of the Act and the rules thereunder, (ii) the Registration Statement, as of the most recent Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus as of its date and on the Closing Date includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case except for the financial statements and the notes thereto and the financial statement schedules and other information of an accounting, statistical or financial nature included therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which such counsel need express no view) and (iii) that the Disclosure Package, considered together, as of the Applicable Time, contained any untrue statement of material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstance under which they were made, not misleading (except the financial statements and the notes thereto and financial statement schedules and other information of an accounting, statistical or financial nature included therein, as to which such counsel need express no view).

Any of the statements described above may be omitted from the opinion of such counsel; provided, however, that in such event the Company shall also have furnished to the Representatives the corresponding opinion or statement of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Company, described in subsection 5(b)(ii) below.

(ii)          in the event that any of the statements described in the foregoing subsection 5(b)(i) are omitted from the opinion delivered pursuant to such subsection, the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Company, dated the Closing Date, to the effect of the statements so omitted.

In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company or public officials.

(c)                                  The Representatives shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Final Prospectus, Disclosure Package and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

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(d)                                 The Company shall have furnished to the Representatives a certificate signed by an officer of the Company reasonably acceptable to the Representatives, dated the Closing Date, to the effect:

(i)             the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, in each case, in all material respects, unless otherwise waived by the Representatives;

(ii)          no stop order suspending the effectiveness of the Registration Statement, as amended, or any notice that would prevent its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii)       since the date of the most recent financial statements included in the Disclosure Package, there has been no material adverse change in the financial condition, earnings, business or properties of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus.

(e)                                  On the date of this Agreement and at the Closing Date, Ernst & Young LLP shall have furnished to the Representatives a letter or letters dated as of such date, in form and substance reasonably satisfactory to the Representatives, confirming that they are an independent registered public accounting firm, with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder adopted by the Commission and Public Company Accounting Oversight Board, stating or affirming in effect that:

(i)             in its opinion the Company’s consolidated financial statements and financial statement schedule thereto audited by such independent registered public accounting firm accountants and included in the Company’s Annual Report on Form 10-K at October 31, 2008 and incorporated by reference in the Registration Statement or the Preliminary Prospectus and Final Prospectus, comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission:

They have: (X) read the unaudited consolidated condensed financial statements of the Company for November and December of both 2008 and 2007, such information being incomplete in that it omits certain disclosures; and (Y) inquired of the Company’s management who have responsibility for financial and accounting matters as to whether the unaudited consolidated condensed financial statements referred to in (X) are stated on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Registration Statement;

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(ii)          they have read the fiscal year 2009 minutes of the meetings of the stockholders, board of directors and its related committees of the Company or obtained a summary of topics discussed at such meetings for the period subsequent to the date of the most recent audited consolidated financial statements incorporated by reference in the Registration Statement or the Final Prospectus; and

(iii)       they have performed certain other procedures as a result of which they determined that the information described in a schedule to be delivered to the Representatives on behalf of the Underwriters of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information that has been obtained from accounting records which are subject to controls over financial reporting or which has been derived directly from such accounting records by analysis or computation) set forth in the Registration Statement, as amended, the Final Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statement (including selected accounting, financial or statistical information included or therein), agrees with accounting records or schedules made from such accounting records which are subject to controls over financial reporting or which has been derived directly from such accounting records by analysis or computation.

(f)                                    Subsequent to the respective dates of which information is given in the Registration Statement, Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement on or after the Execution Time), there shall not have been (i) any material change in the capital stock (other than upon exercise of outstanding stock options) or any significant increase in long-term debt of the Company or its subsidiaries, taken as a whole, or (ii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial condition, earnings, business or properties of the Company and its subsidiaries, taken as a whole, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering, sale or the delivery of the Securities as contemplated by the Registration Statement, the Disclosure Package and the Final Prospectus.

(g)                                 Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

(h)                                 Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Securities by Moody’s Investor’s Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) and neither Moody’s nor S&P shall have publicly announced that it has placed any of the Securities on a credit watch with negative implications, except as disclosed prior to the Execution Time.

If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their

13

counsel, this Agreement and all obligations of the Underwriters hereunder may be terminated at, or at any time prior to, the Closing Date by the Representatives.  Notice of such termination shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

6.                                       Indemnification and Contribution.

(a)                                  The Company agrees to indemnify and hold harmless each Underwriter, its affiliates and selling agents and each person who controls any Underwriter, its affiliates and selling agents within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in any preliminary prospectus, the Final Prospectus or any Issuer Free Writing Prospectus or the information contained in the final term sheet required to be prepared and filed pursuant to Section 4(h) hereof, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred, as such expenses are incurred, by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives for use in connection with the preparation thereof.  This indemnity agreement will be in addition to any liability that the Company may otherwise have.

(b)                                 Each Underwriter severally (and not jointly) agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity.  This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have.  The Company acknowledges that the statements set forth in the third and sixth paragraphs under the heading “Underwriting” of the Final Prospectus and the Disclosure Package, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Final Prospectus and the Disclosure Package, and you, as the Representatives, confirm that such statements are correct.

14

(c)                                  Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6 or otherwise.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party in writing of the commencement thereof, the indemnifying party will be entitled to appoint counsel reasonably satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), approved by the Representatives in the case of paragraph (a) of this Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is a party and indemnity was sought hereunder by such indemnified party unless such settlement includes an unconditional release of the indemnified party from all liability on any claims that are the subject matter of such action.

(d)                                 In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 6 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company or the Underwriters on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by

15

applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  Notwithstanding the provisions of this subsection (d), (y) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 6, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (y) and (z) of this paragraph (d).  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify in writing such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).  The Underwriters’ obligations to contribute pursuant to this Section 7(d) are several in proportion to their respective underwriting commitments as set forth on Schedule II hereto, and not joint.

7.                                       Default by an Underwriter.  If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters of that series of Securities shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto for that particular series of Securities bears to the aggregate amount of such Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of

16

the aggregate amount of all of the Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company.  In the event of a default by any Underwriter as set forth in this Section 7, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected.  Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

8.                                       Termination.  This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in securities generally on The New York Stock Exchange or trading of the Company’s common stock on The New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by U.S. federal or New York State authorities, (iii) there shall have occurred and be continuing any major disruption of settlements of securities clearance services in the United States or (iv) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to proceed with the offering, sale and delivery of the Securities.

9.                                       Representations and Indemnities to Survive.  The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive delivery of and payment for the Securities.  If this Agreement is terminated pursuant to Section 7 or if for any reason the purchase of the Securities by the Underwriters is not consummated, the Company and the Underwriters shall remain responsible for their respective expenses and reimbursements pursuant to Section 4 and the respective obligations of the Company and the Underwriters pursuant to Section 6 shall remain in effect.

10.                                 Notices.  All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or faxed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or faxed and confirmed to it, at Hewlett-Packard Company, 3000 Hanover Street, MS1042, Palo Alto, California 94304; attention of the Treasurer, fax (650) 857-3528, with a copy to the General Counsel, Hewlett-Packard Company, 3000 Hanover Street, MS1050, Palo Alto, California 94304, fax (650) 857-2012.

17

11.                                 Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 6 hereof, and no other person will have any right or obligation hereunder.

12.                                 Applicable Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York.

13.                                 Arm’s Length Transaction.  The company acknowledges that each of the Underwriters is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or any agent of, the Company or any other person.  Additionally, no Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto.  Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

[Remainder of page intentionally left blank].

18

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours, HEWLETT-PACKARD COMPANY

By:	/s/ John N. McMullen
John N. McMullen
Senior Vice President and Treasurer

The foregoing Agreement is hereby
confirmed and accepted on the
date specified in Schedule I hereto.

BANC OF AMERICA SECURITIES LLC

By:	/s/ Lily Chang
Name: Lily Chang
Title: Principal

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Scott J. Roose
Name: Scott J. Roose
Title: Managing Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Ben-Zion Smilchensky
Name: Ben-Zion Smilchensky
Title: Managing Director

By:	/s/ R. Scott Flieger
Name: R. Scott Flieger
Title: Managing Director

GREENWICH CAPITAL MARKETS, INC.

By:	/s/ Steven Fitzpatrick
Name: Steven Fitzpatrick
Title: Managing Director

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Yurij Slyz
Name: Yurij Slyz
Title: Vice President

For themselves and the other several
Underwriters, if any, named in Schedule II
to the foregoing Agreement.

SCHEDULE I

Debt Securities

Floating Rate Global Notes due February 24, 2011

Underwriting Agreement:	Dated February 23, 2009

Registration Statement No.:	333-134327

Representatives:	Banc of America Securities LLC
1 Bryant Park
New York, NY 10036

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010

Deutsche Bank Securities Inc.
60 Wall St.
New York, NY 10005

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Ct 06830

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Co-Managers:	Barclays Capital Inc.
BNP Paribas Securities Corp.
HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities International plc
Wells Fargo Securities, LLC

Title of Securities:	Floating Rate Global Notes due February 24, 2011

Ranking:	Senior unsecured obligations ranking equally with all other senior unsecured indebtedness of HP from time to time outstanding

Principal Amount:	$275,000,000

Interest Rate:	Floating rate equal to three-month USD LIBOR plus 1.75% per annum.

Purchase Price:	99.85%

Offering Price:	100%

Interest Payment Dates:	Quarterly; February 24, May 24, August 24 and November 24 of each year, commencing May 2, 2009 (subject to the modified following business day convention).

Interest Reset Dates:	Quarterly; February 24, May 24, August 24 and November 24 of each year, commencing May 24, 2009 (subject to the modified following business day convention).

Interest Determination Dates:	Two London business days prior to each Interest Reset Date

Designated LIBOR Page:	Reuters Page LIBOR 01

Method of Calculation:	Actual/360

Subordination Provisions:	None

Floating Interest Rate Provisions:

The Floating Rate Global Notes will bear interest for each interest period at a rate determined by the calculation agent.  The calculation agent is The Bank of New York Mellon Trust Company, N.A, until such time as HP appoints a successor calculation agent.  The interest rate on the Floating Rate Global Notes for a particular interest period will be a per annum rate equal to three-month USD LIBOR as determined on the interest determination date plus 1.75%.  The interest determination date for an interest period will be the second London business day preceding the first day of such interest period.  Promptly upon determination, the calculation agent will inform the Trustee and HP of the interest rate for the next interest period.  Absent manifest error, the determination of the interest rate by the calculation agent shall be binding and conclusive on the holders of the Floating Rate Global Notes, the Trustee and HP.  A London business day is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Interest on the Floating Rate Global Notes will be paid to but excluding the relevant Interest Payment Date.  Interest payments on the Floating Rate Global Notes will be made quarterly in arrears on February 24, May 24, August 24 and November 24 of each year, commencing May 24, 2009, to the person in whose name the Floating Rate Global Notes are registered at the close of business on the Business Day immediately preceding the Interest Payment Date.  Interest on the Floating Rate Global Notes will accrue from and including February 26, 2009, to but excluding the first Interest Payment Date and then from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to but excluding the next Interest Payment Date or date of Maturity, as the case may be.  Each of these periods is referred to as an “interest period.”  The amount of accrued interest that HP will pay for any interest period shall be calculated by multiplying the face amount of the Floating Rate Global Notes then outstanding by an accrued interest factor.  This accrued interest factor is computed by adding the interest factor calculated for each day from February 26, 2009, or from the latest date interest was paid to the date for which accrued interest is being calculated.  The interest factor for each day is computed by dividing the interest rate applicable to that date by 360.  If an Interest Payment Date for the Floating Rate Global Notes falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day unless such next succeeding Business Day would be in the following month, in which case, the Interest Payment Date shall be the immediately preceding Business Day.

On any interest determination date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on “Reuters Page LIBOR01” at approximately 11:00 a.m., London time, on such interest determination date.  If on an interest determination date, such rate does not appear on the “Reuters Page LIBOR01” as of 11:00 a.m., London time, or if the “Reuters Page LIBOR01” is not available on such date, the calculation agent will obtain such rate from Bloomberg L.P.’s page “BBAM.”

If no offered rate appears on “Reuters Page LIBOR01” or Bloomberg L.P.’s page “BBAM” on an interest determination date at approximately 11:00 a.m., London time, then the calculation agent (after consultation with HP) will select four major banks in the London interbank market and shall request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided.  Otherwise, the calculation agent will select three major banks in New York City and shall request each of them to provide a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time.  If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided.  Otherwise, the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period.

Upon request from any holder of Floating Rate Global Notes, the calculation agent will provide the interest rate in effect for the Floating Rate Global Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.

All percentages resulting from any calculation of the interest rate on the Floating Rate Global Notes will be rounded to the nearest one hundred-thousandth of a percentage point with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on the Floating Rate Global Notes will be rounded to the nearest cent (with one-half cent being rounded upward).  Each calculation of the interest rate on the Floating Rate Global Notes by the calculation agent will (in the absence of manifest error) be final and binding on the Holders and HP.

The interest rate on the Floating Rate Global Notes will in no event be higher than the maximum permitted rate by New York law as the same may be modified by United States law of general application.

Optional Redemption:

None

Sinking Fund Provisions:	None

Closing Date, Time and Place:	7:00 a.m., Pacific Standard Time, February 26, 2009 at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304

Method of Payment:	Wire transfer of immediately available funds

Overallotment Option:	None

4.25% Global Notes due February 24, 2012

Underwriting Agreement:	Dated February 23, 2009

Registration Statement No.:	333-134327

Representatives:	Banc of America Securities LLC
1 Bryant Park
New York, NY 10036

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010

Deutsche Bank Securities Inc.
60 Wall Street
New York, NY 10005

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, CT 06830

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Co-Managers:	Barclays Capital Inc.
BNP Paribas Securities Corp.
HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities International plc
Wells Fargo Securities, LLC

Title of Securities:	4.25% Global Notes due February 24, 2012

Ranking:	Senior unsecured obligations ranking equally with all other senior unsecured indebtedness of HP from time to time outstanding

Principal Amount:	$1,000,000,000

Interest Rate:	4.25% per annum.

Purchase Price:	99.756%

Offering Price:	99.956%

Interest Payment Dates:	Semiannually; February 24 and August 24 of each year, commencing August 24, 2009 (subject to the following business day convention).

Method of Calculation:	30/360

Subordination Provisions:	None

Optional Redemption:

The Company will have the right to redeem the 4.25% Global Notes, in whole or in part on at least 30 days’ but no more than 60 days’ prior written notice mailed to the registered holders of the 4.25% Global Notes to be redeemed.  The redemption price will be equal to the greater of (1) 100% of the principal amount of the 4.25% Global Notes to be redeemed and (2) the sum of the present value of the principal amount of the 4.25% Global Notes to be redeemed and the remaining scheduled payments of interest thereon from the redemption date to the maturity date discounted from the scheduled payment dates to the redemption date on a semi-annual basis at the Treasury Rate plus 45 basis points, plus accrued and unpaid interest.

If money sufficient to pay the redemption price of and accrued interest on the 4.25% Global Notes (or portions thereof) to be redeemed on the redemption date is deposited with the Trustee or Paying Agent on or before the redemption date and certain other conditions are satisfied, then on and after the redemption date, interest will cease to accrue on the 4.25% Global Notes (or such portion thereof) called for redemption and such 4.25% Global Notes will cease to be outstanding.  If any redemption date is not a business day, the Company will pay the redemption price on the next business day without any interest or other payment due to the delay.

If fewer than all of the 4.25% Global Notes are to be redeemed, the Trustee will select the 4.25% Global Notes for redemption on a pro rata basis, by lot or by such other method as the Trustee deems appropriate and fair.  No 4.25% Global Notes of $1,000 or less will be redeemed in part.

Sinking Fund Provisions:	None

Closing Date, Time and Place:	7:00 a.m., Pacific Standard Time, February 26, 2009 at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304

Method of Payment:	Wire transfer of immediately available funds

Overallotment Option:	None

4.75% Global Notes due June 2, 2014

Underwriting Agreement:	Dated February 23, 2009

Registration Statement No.:	333-134327

Representatives:	Banc of America Securities LLC
1 Bryant Park
New York, NY 10036

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010

Deutsche Bank Securities Inc.
60 Wall Street
New York, NY 10005

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, CT 06830

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Co-Managers:	Barclays Capital Inc.
BNP Paribas Securities Corp.
HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities International plc
Wells Fargo Securities, LLC

Title of Securities:	4.75% Global Notes due June 2, 2014

Ranking:	Senior unsecured obligations ranking equally with all other senior unsecured indebtedness of HP from time to time outstanding

Principal Amount:	$1,500,000,000

Interest Rate:	4.75% per annum.

Purchase Price:	99.643%

Offering Price:	99.993%

Interest Payment Dates:	Semiannually; June 2 and December 2 of each year, commencing June 2, 2009 (subject to the following business day convention).

Method of Calculation:	30/360

Subordination Provisions:	None

Optional Redemption:

The Company will have the right to redeem the 4.75% Global Notes, in whole or in part on at least 30 days’ but no more than 60 days’ prior written notice mailed to the registered holders of the 4.75% Global Notes to be redeemed.  The redemption price will be equal to the greater of (1) 100% of the principal amount of the 4.75% Global Notes to be redeemed and (2) the sum of the present value of the principal amount of the 4.75% Global Notes to be redeemed and the remaining scheduled payments of interest thereon from the redemption date to the maturity date discounted from the scheduled payment dates to the redemption date on a semi-annual basis at the Treasury Rate plus 45 basis points, plus accrued and unpaid interest.

If money sufficient to pay the redemption price of and accrued interest on the 4.75% Global Notes (or portions thereof) to be redeemed on the redemption date is deposited with the Trustee or Paying Agent on or before the redemption date and certain other conditions are satisfied, then on and after the redemption date, interest will cease to accrue on the 4.75% Global Notes (or such portion thereof) called for redemption and such 4.75% Global Notes will cease to be outstanding.  If any redemption date is not a business day, the Company will pay the redemption price on the next business day without any interest or other payment due to the delay.

If fewer than all of the 4.75% Global Notes are to be redeemed, the Trustee will select the 4.75% Global Notes for redemption on a pro rata basis, by lot or by such other method as the Trustee deems appropriate and fair.  No 4.75% Global Notes of $1,000 or less will be redeemed in part.

Sinking Fund Provisions:	None

Closing Date, Time and Place:	7:00 a.m., Pacific Standard Time, February 26, 2009 at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304

Method of Payment:	Wire transfer of immediately available funds

Overallotment Option:	None

SCHEDULE II

Floating Rate Global Notes due February 24, 2011

Underwriter	Amount to be Purchased

Banc of America Securities LLC	$68,750,000
Credit Suisse Securities (USA) LLC	34,375,000
Deutsche Bank Securities Inc.	34,375,000
Greenwich Capital Markets, Inc.	34,375,000
Morgan Stanley & Co. Incorporated	34,375,000
Barclays Capital Inc.	13,750,000
BNP Paribas Securities Corp.	13,750,000
Mitsubishi UFJ Securities International plc	13,750,000
HSBC Securities (USA) Inc.	13,750,000
Wells Fargo Securities, LLC	13,750,000
TOTAL	$275,000,000

4.25% Global Notes due February 24, 2012

Underwriter	Amount to be Purchased

Banc of America Securities LLC	$250,000,000
Credit Suisse Securities (USA) LLC	125,000,000
Deutsche Bank Securities Inc.	125,000,000
Greenwich Capital Markets, Inc.	125,000,000
Morgan Stanley & Co. Incorporated	125,000,000
Barclays Capital Inc.	50,000,000
BNP Paribas Securities Corp.	50,000,000
Mitsubishi UFJ Securities International plc	50,000,000
HSBC Securities (USA) Inc.	50,000,000
Wells Fargo Securities, LLC	50,000,000
TOTAL	$1,000,000,000

4.75% Global Notes due June 2, 2014

Underwriter	Amount to be Purchased

Banc of America Securities LLC	$375,000,000
Credit Suisse Securities (USA) LLC	187,500,000
Deutsche Bank Securities Inc.	187,500,000
Greenwich Capital Markets, Inc.	187,500,000
Morgan Stanley & Co. Incorporated	187,500,000
Barclays Capital Inc.	75,000,000
BNP Paribas Securities Corp.	75,000,000
Mitsubishi UFJ Securities International plc	75,000,000
HSBC Securities (USA) Inc.	75,000,000
Wells Fargo Securities, LLC	75,000,000
TOTAL	$1,500,000,000

II-2

SCHEDULE III

Schedule of Free Writing Prospectuses included in Disclosure Package

Final Term Sheet dated February 23, 2009 with respect to the Floating Rate Global Notes Due February 24, 2011 filed with the Commission pursuant to Rule 433 of the Act.

Final Term Sheet dated February 23, 2009 with respect to the 4.25% Global Notes Due February 24, 2012 filed with the Commission pursuant to Rule 433 of the Act.

Final Term Sheet dated February 23, 2009 with respect to the 4.75% Global Notes Due June 2, 2014 filed with the Commission pursuant to Rule 433 of the Act.

III-1

SCHEDULE IV

Form of Final Term Sheets

Filed Pursuant to Rule 433

Registration Statement No. 333-134327

Pricing Term Sheet

February 23, 2009

Hewlett-Packard Company

FRN due February 24, 2011

In addition to the securities described in the preliminary prospectus supplement, the Issuer is also issuing a series of Floating Rate Global Notes due February 24, 2011.  Certain of the terms of the Floating Rate Global Notes are described below.  In addition to the terms described below, the following subsections from the section of the preliminary prospectus supplement entitled “Description of the Global Notes” relate to the description of the Floating Rate Global Notes: the introductory paragraph, “—General,” “—Book-Entry Notes,” “—Defeasance,” “—Sinking Fund” and “—Governing Law,” and the section of the base prospectus entitled “Description of the Debt Securities”.

Issuer:	Hewlett-Packard Company
Format:	SEC Registered Global
Anticipated Security Ratings:	A2 (Moody’s Investors Service) / A (Standard & Poor’s) / A+ (Fitch Ratings)
Trade Date:	February 23, 2009
Settlement Date:	February 26, 2009
Maturity Date:	February 24, 2011
Aggregate Principal Amount Offered:	$275,000,000
Coupon:	3-month USD LIBOR+175bps
Price to Public (Issue Price):	100.0%
Benchmark:	3-month USD LIBOR
Spread to Benchmark:	+175bps
Re-offer Yield:	3-month USD LIBOR +175bps
Interest Payment and Reset Dates:	Quarterly on the 24th of February, May, August and November of each year, beginning on May 24, 2009
Method of Calculation:	Actual/360
Optional Redemption:	May not be redeemed before maturity
CUSIP:	428236 AW3
Denominations:	$2,000 x $1,000

IV-1

Description of Floating Rate Global Notes:

The Floating Rate Global Notes will bear interest for each interest period at a rate determined by the calculation agent. The calculation agent is The Bank of New York Mellon Trust Company, N.A. until such time as we appoint a successor calculation agent. The interest rate on the Floating Rate Global Notes for a particular interest period will be a per annum rate equal to three-month USD LIBOR as determined on the interest determination date plus 1.75%. The interest determination date for an interest period will be the second London business day preceding the first day of such interest period. Promptly upon determination, the calculation agent will inform the Trustee and us of the interest rate for the next interest period. Absent manifest error, the determination of the interest rate by the calculation agent shall be binding and conclusive on the holders of the Floating Rate Global Notes, the Trustee and us. A London business day is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Interest on the Floating Rate Global Notes will be paid to but excluding the relevant interest payment date. We will make interest payments on the Floating Rate Global Notes quarterly in arrears on February 24, May 24, August 24 and November 24 of each year, beginning on May 24, 2009, to the person in whose name those notes are registered at the close of business on the business day immediately preceding the interest payment date. Interest on the Floating Rate Global Notes will accrue from and including February 26, 2009, to but excluding the first interest payment date and then from and including the immediately preceding interest payment date to which interest has been paid or duly provided for to but excluding the next interest payment date or maturity date, as the case may be. We refer to each of these periods as an “interest period.” The amount of accrued interest that we will pay for any interest period can be calculated by multiplying the face amount of the Floating Rate Global Notes then outstanding by an accrued interest factor. This accrued interest factor is computed by adding the interest factor calculated for each day from February 26, 2009, or from the last date we paid interest to you, to the date for which accrued interest is being calculated. The interest factor for each day is computed by dividing the interest rate applicable to that day by 360. If an interest payment date for the Floating Rate Global Notes falls on a day that is not a business day, the interest payment date shall be postponed to the next succeeding business day unless such next succeeding business day would be in the following month, in which case, the interest payment date shall be the immediately preceding business day.

On any interest determination date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on “Reuters Page LIBOR01” at approximately 11:00 a.m., London time, on such interest determination date. If on an interest determination date, such rate does not appear on the “Reuters Page LIBOR01” as of 11:00 a.m., London time, or if the “Reuters Page LIBOR01” is not available on such date, the calculation agent will obtain such rate from Bloomberg L.P.’s page “BBAM.”

If no offered rate appears on “Reuters Page LIBOR01” or Bloomberg L.P. page “BBAM” on an interest determination date at approximately 11:00 a.m., London time, then the calculation agent (after consultation with us) will select four major banks in the London interbank market and shall request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the calculation agent will select three major banks in New York City and shall request each of them to provide a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in

U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period.

Upon request from any holder of Floating Rate Global Notes, the calculation agent will provide the interest rate in effect for the Floating Rate Global Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.

All percentages resulting from any calculation of the interest rate on the Floating Rate Global Notes will be rounded to the nearest one hundred-thousandth of a percentage point with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on the Floating Rate Global Notes will be rounded to the nearest cent (with one-half cent being rounded upward). Each calculation of the interest rate on the notes by the calculation agent will (in absence of manifest error) be final and binding on the holders and us.

The interest rate on the Floating Rate Global Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

Joint Bookrunners:	Banc of America Securities LLC Credit Suisse Securities (USA) LLC Deutsche Bank Securities Inc. Greenwich Capital Markets, Inc. Morgan Stanley & Co. Incorporated
Senior Co-Managers:	Barclays Capital Inc.
BNP Paribas Securities Corp.
HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities International plc
Wells Fargo Securities, LLC

Note:  A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Issuer has filed a Registration Statement (including a prospectus) with the Securities and Exchange Commission for the Offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the Securities and Exchange Commission for more complete information about the Issuer and this Offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (1) Banc of America Securities LLC at 800-294-1322, (2) Deutsche Bank Securities Inc. at 800-503-4611 or (3) Greenwich Capital Markets, Inc. at 866-884-2071.

Filed Pursuant to Rule 433

Registration Statement No. 333-134327

Pricing Term Sheet

February 23, 2009

4.250% Global Notes due February 24, 2012

Issuer:	Hewlett-Packard Company
Format:	SEC Registered Global
Anticipated Security Ratings:	A2 (Moody’s Investors Service) / A (Standard & Poor’s) / A+ (Fitch Ratings)
Trade Date:	February 23, 2009
Settlement Date:	February 26, 2009
Maturity Date:	February 24, 2012
Aggregate Principal Amount Offered:	$1,000,000,000
Coupon:	4.250%
Price to Public (Issue Price):	99.956%
Benchmark:	UST 1.375% due February 15, 2012
Benchmark Yield:	1.316%
Spread to Benchmark:	+295bps
Re-offer Yield:	4.266%
Interest Payment Dates:	Semi-annual on February 24 and August 24 of each year, beginning on August 24, 2009
Optional Redemption:	Greater of Par or Make-Whole at Treasury Rate +45 basis points
CUSIP:	428236 AU7
Denominations:	$2,000 x $1,000
Joint Bookrunners:	Banc of America Securities LLC Credit Suisse Securities (USA) LLC Deutsche Bank Securities Inc. Greenwich Capital Markets, Inc. Morgan Stanley & Co. Incorporated
Senior Co-Managers:	Barclays Capital Inc.
BNP Paribas Securities Corp.
HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities International plc
Wells Fargo Securities, LLC

Note:  A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Issuer has filed a Registration Statement (including a prospectus) with the Securities and Exchange Commission for the Offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the Securities and Exchange Commission for more complete information about the Issuer and this Offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (1) Banc of America Securities LLC at 800-294-1322, (2) Deutsche Bank Securities Inc. at 800-503-4611 or (3) Greenwich Capital Markets, Inc. at 866-884-2071.

Filed Pursuant to Rule 433

Registration Statement No. 333-134327

Pricing Term Sheet

February 23, 2009

4.750% Global Notes due June 2, 2014

Issuer:	Hewlett-Packard Company
Format:	SEC Registered Global
Anticipated Security Ratings:	A2 (Moody’s Investors Service) / A (Standard & Poor’s) / A+ (Fitch Ratings)
Trade Date:	February 23, 2009
Settlement Date:	February 26, 2009
Maturity Date:	June 2, 2014
Aggregate Principal Amount Offered:	$1,500,000,000
Coupon:	4.750%
Price to Public (Issue Price):	99.993%
Benchmark:	UST 1.750% due January 31, 2014
Benchmark Yield:	1.803%
Spread to Benchmark:	+295bps
Re-offer Yield:	4.753%
Interest Payment Dates:	Semi-annual on June 2 and December 2 of each year, beginning on June 2, 2009
Optional Redemption:	Greater of Par or Make-Whole at Treasury Rate +45 basis points
CUSIP:	428236 AV5
Denominations:	$2,000 x $1,000
Joint Bookrunners:	Banc of America Securities LLC Credit Suisse Securities (USA) LLC Deutsche Bank Securities Inc. Greenwich Capital Markets, Inc. Morgan Stanley & Co. Incorporated
Senior Co-Managers:	Barclays Capital Inc.
BNP Paribas Securities Corp.
HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities International plc
Wells Fargo Securities, LLC

Note:  A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Issuer has filed a Registration Statement (including a prospectus) with the Securities and Exchange Commission for the Offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the Securities and Exchange Commission for more complete information about the Issuer and this Offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (1) Banc of America Securities LLC at 800-294-1322,

(2) Deutsche Bank Securities Inc. at 800-503-4611 or (3) Greenwich Capital Markets, Inc. at 866-884-2071.

SCHEDULE V

Offering Restrictions

Each of the Underwriters severally represents, warrants and agrees as follows:

(a)           it will not offer, sell, or deliver any of the Floating Rate Global Notes due February 24, 2011, the 4.25% Global Notes due February 24, 2012 or the 4.75% Global Notes due June 2, 2014 (collectively, the “Global Notes”), directly or indirectly, or distribute the Preliminary Prospectus, and any supplement thereto, any Issuer Free Writing Prospectus and the Final Prospectus or any other offering material relating to the Global Notes, in or from any jurisdiction except under circumstances that will result in compliance with the applicable laws and regulations and which will not impose any obligations on the Company except as set forth in the Underwriting Agreement to which this Schedule V is attached.

(b)           in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date), it has not made and will not make an offer of Global Notes to the public in that Relevant Member State, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Global Notes to the public in that Relevant Member State at any time: (i) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities, (ii) to any company which has two or more of (1) an average of over 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts, (iii) to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representatives for any such offer, or (iv) in any other circumstances falling within Article 3(2) of the Prospectus Directive; provided that no such offer of Global Notes shall require the issuer or any underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive..

For the purposes of this provision, the expression an “offer of Global Notes to the public” in relation to any Global Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Global Notes to be offered so as to enable an investor to decide to purchase or subscribe the Global Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

(c)           it and each of its affiliates: (i) has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Global Notes in circumstances in which section 21(1) of FSMA does not apply to us, and (ii) has complied with, and will comply with, all applicable provisions of FSMA with respect to anything done by it in relation to the Global Notes in, from or otherwise involving the United Kingdom.

(d)           the Global Notes may not and will not be publicly offered, distributed or re–distributed in or from Switzerland and neither the prospectus supplement, accompanying prospectus nor any other offering material relating to the Global Notes may be communicated or distributed in Switzerland in any way that could constitute a public offering within the meaning of Articles 1156 or 652a of the Swiss Code of Obligations. The prospectus supplement, accompanying prospectus or any other offering material relating to the Global Notes may not be copied, reproduced, distributed or passed on to others without our prior written consent. The prospectus supplement, accompanying prospectus or any other offering material relating to the Global Notes do not constitute a prospectus within the meaning of Articles 1156 and 652a of the Swiss Code of Obligations or a listing prospectus according to the Listing Rules of the SWX Swiss Exchange (and may not comply with the information standards required thereunder). No application for a listing of the Global Notes on any Swiss stock exchange or other Swiss regulated market has been or will be made, and the prospectus supplement, accompanying prospectus or any other offering material relating to the Global Notes may not comply with the information required under the relevant listing rules.

(e)           it has not offered or sold and will not offer or sell, by means of any document, any Global Notes other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and that it has not issued or had in its possession for the purposes of issue, and will not issue or have in its possession for the purposes of issue, any advertisement, invitation, prospectus or other document relating to the Global Notes (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to Global Notes which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

(f)            it is aware that the securities have not been and will not be registered under the Financial Investments and Exchange Law of Japan (the “Financial Investments and Exchange Law”) and has not directly or indirectly offered or sold and it will not, directly or indirectly, offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Investments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

(g)           it is aware that this prospectus has not been registered as a prospectus with the Monetary Authority of Singapore and, accordingly, neither this prospectus nor any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Global Notes may be circulated or distributed, nor may the Global Notes be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA; it is also aware that where the Global Notes are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for 6 months after that corporation or that trust has acquired the Global Notes under Section 275 except: (1) to an institutional investor (for corporations under Section 274 of the SFA) or to a relevant person defined in Section 275(2) of the SFA, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.